SUPPLEMENT DATED OCTOBER 2, 1995
                      TO PROSPECTUS DATED MAY 1, 1995 FOR

              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                          Discovery(SM) Plus Contracts

The purpose of this supplement is to revise The Fixed-Rate Option section of the prospectus. The second paragraph under THE FIXED-RATE OPTION on page 17 is revised to read:

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of The Prudential's general assets. Sometimes this is referred to as The Prudential's general account, which consists of all assets owned by The Prudential other than those in the Account and in other separate accounts that have been or may be established by The Prudential. Subject to applicable law, The Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, The Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that The Prudential declares periodically, but not less than an effective annual rate of 3.1%. Currently, for Contracts issued on or after November 6, 1955, the declared interest rates will remain in effect from the date money is allocated to the fixed-rate option until that same date one year later. For Contracts issued prior to November 6, 1995, the declared interest rates will remain in effect from the date money is allocated to the fixed rate option until that same date three years following the date of allocation. After the initial guarantee period, a new crediting rate will be declared each year, and will remain in effect for at least the calendar year, so long as required by applicable law. The Prudential reserves the right to change this practice. The Prudential is not obligated to credit interest at a higher rate than 3.1% where state approved (otherwise 4%), although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

PRUDP-Sup Ed. 10/95 Catalog No. 64M605E